UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Prudential Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Prudential Trust Company 30 Scranton Office Park, Scranton PA 18507-1789

March 26, 2008

We are writing to you in our role as Master Trustee for the Prudential Financial, Inc. (PFI) Common Stock Fund (the “Fund”). The Fund is an investment option under The Prudential Employee Savings Plan (PESP). PESP records show that you had a balance in the Fund on March 11, 2008, equivalent to at least one full share of PFI Common Stock. This entitles you to instruct us on how to vote the Fund’s stock holdings at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 13, 2008.

Your voting instructions will be kept confidential and will not be available to your employer, the PESP plan administrator or to us. Please refer to the “Frequently Asked Questions” on the back of this letter for additional information.

Voting Instructions

Please note that you will not be voting directly. Only the Master Trustee is authorized to vote shares held by the Fund at the shareholders’ meeting. However, you can provide us with instructions as to how to vote on your behalf on the matters described in the proxy statement.

Enclosed is a Voting Instruction Form regarding the matters described in the proxy statement, which will be voted upon at the shareholders’ meeting. As indicated on the form, you can provide your voting instructions via the Internet, by telephone or by postal mail. Whichever method you choose, we must receive your instructions no later than May 7, 2008.

The voting instructions we receive from you and others by that deadline will be applied proportionately to the shares of eligible voters who do not provide voting instructions (“undirected shares”). If you prefer to provide voting instructions for yourself only and do not want them applied to undirected shares, you can “opt out” by checking the appropriate box on the front of the Voting Instruction Form and returning the form by postal mail only. This “opting out” cannot be done via the Internet or by telephone.

Proxy Statement for the Annual Meeting of Shareholders on May 13, 2008

The Proxy Statement for the Annual Meeting of Shareholders on May 13, 2008, which provides additional information on the matters to be voted upon, the 2007 Annual Report, and additional proxy materials are available on the Company’s Intranet site. Most active employees have access to these documents and the ability to order a printed copy on the Investor Relations Web site (www.investor.prudential.com). If you do not have electronic access, please call 1-877-998-ROCK (7625) at any time to request a copy of these documents. If you are not currently an active employee of Prudential Financial, Inc. or its affiliates, the company’s annual report and proxy statement are enclosed.

If you have questions regarding this letter, call 1-800-PRU-EASY (1-800-778-3279), follow the prompts for “Retirement and Savings,” then “Employee Savings Plan” and follow the instructions to speak to a Customer Service Representative. Customer Service Representatives are available Monday through Friday (except holidays), 8 a.m. to 9 p.m., EDT. If you have a teletype line (TTY), call 1-877-760-5166 Monday through Friday (except holidays), 8 a.m. to 6 p.m., EDT.

Thank you in advance for providing your voting instructions before the May 7, 2008, deadline.

Prudential Trust Company, Trustee

Enclosures

PRUDENTIAL FINANCIAL, INC. (PFI) COMMON STOCK FUND

Frequently Asked Questions

What makes me eligible to vote?

You are an eligible voter if you:

•	are a participant, beneficiary or alternate payee (under a qualified domestic relations order) in The Prudential Employee Savings Plan (PESP), and

•	had a balance in the PFI Common Stock Fund (the “Fund”) equivalent to at least one full share of PFI Common Stock on March 11, 2008.

Why is the date that counts for PESP participants earlier than for other PFI shareholders?

The Trustee only gets proxy voting rights for the number of shares the Fund actually held on March 14, 2008, which is the corporate record date for the Prudential Financial, Inc. Annual Meeting of Shareholders. March 11, 2008, was the last date for participants to execute transactions that settled (by delivery of stock to the Trustee) by March 14, 2008. Therefore, March 11, 2008, is the date used for allocating proxy voting rights among PESP participants.

How do I vote?

A Voting Instruction Form is enclosed. You may vote online at www.investorvote.com, by telephone at 1-800-652-VOTE (8683), or by returning your completed form by mail. For the Fund’s Trustee to vote on your behalf at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 13, 2008, we must receive your voting instructions no later than 11:59 p.m., EDT, on May 7, 2008

The Proxy Statement for the Annual Meeting of Shareholders on May 13, 2008, which provides additional information on the matters to be voted upon, the 2007 Annual Report, and additional proxy materials are available on the Company’s Intranet site. Most active employees have access to these documents and the ability to order a printed copy on the Investor Relations Web site (www.investor.prudential.com). If you do not have electronic access, please call 1-877-998-ROCK (7625) at any time to request a copy of these documents. If you are not currently an active employee of Prudential Financial, Inc. or its affiliates, the company’s annual report and proxy statement are enclosed.

How many votes do I get?

You get one vote for each share of PFI Common Stock attributable to your account in the Fund. Your account balance consists of units in the Fund rather than shares of PFI Common Stock. About 98% of the Fund is PFI Common Stock. For liquidity purposes, the rest of the Fund is in a money market fund. The number of shares of PFI Common Stock that you may vote is determined by multiplying your dollar balance in the Fund on March 11, 2008, by 98%, then dividing the result by the PFI Common Stock’s closing share price for that day.

What happens when eligible voters don’t provide voting instructions in time?

Shares attributable to their accounts will be considered “undirected shares” for voting purposes. The voting instructions you and others provide by 11:59 p.m., EDT, on May 7, 2008, will be applied proportionately to the undirected shares in PESP unless you “opt out” of this process.

How do I “opt out” of the voting process for undirected shares?

You can “opt out” by checking the appropriate box on the Voting Instruction Form and returning it by postal mail for receipt by May 7, 2008. It is not possible to “opt out” via the Internet or by telephone.

Why can I vote shares attributable to others’ accounts?

PESP provides that plan participants who do not “opt out” are “named fiduciaries” for purposes of voting the undirected shares of the PFI Common Stock held under PESP. Under the Employee Retirement Income Security Act of 1974 (ERISA), plan fiduciaries are required to act prudently in making proxy-voting decisions by investigating the relevant facts and making a decision solely in the interests of the participants and beneficiaries. You will not be considered a fiduciary for the undirected shares if you “opt out” of having your vote applied to them. If more than 60% of the eligible voters “opt out”, we will hire an independent fiduciary to direct the Fund’s Trustee on how to vote the undirected shares.

How do I know that my voting instructions are confidential?

PESP’s policy is to ensure confidentiality of participants’ Fund investment decisions (except as otherwise required by applicable law). Prudential Trust Company retained Computershare Trust Company, N.A. (“Computershare”) to receive and tally voting instructions from eligible voters in the Fund. Computershare will provide the Fund Trustee only aggregate information on voting instructions received. No information that would identify individual voters will be provided to the Trustee, the plan administrator or your employer.

Prudential

You can vote by telephone or Internet!
Available 24 hours a day 7 days a week!
VOTING INSTRUCTIONS ARE LOCATED ON THE BACK OF THIS FORM

Voting Instruction Form

▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals

The Board of Directors recommends a vote FOR the Election of Directors.

1. Election of Directors: 01 - Frederic K. Becker; 02 - Gordon M. Bethune; 03 - Gaston Caperton; 04 - Gilbert F. Casellas; 05 - James G. Cullen; 06 - William H. Gray III; 07 - Mark B. Grier; 08 - Jon F. Hanson; 09 - Constance J. Horner; 10 - Karl J. Krapek; 11 - Christine A. Poon; 12 - John R. Strangfeld; 13 - James A. Unruh

☐ **Mark here to vote FOR all nominees**

☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07	08	09	10	11	12	13
☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐	☐

The Board of Directors recommends a vote FOR Proposal 2 .

	For	Against	Abstain
2. Ratification of the appointment of PricewaterhouseCoopers LLP as independent auditor for the year ending December 31, 2008.	☐	☐	☐

Mark this box with an X to opt out of having this vote applied *pro rata* to shares in the Fund for which the Trustee receives no voting instructions. **Opt Out** ☐

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

SAMPLE

<STOCK#> 00UY8G

Voting Instruction Form

Annual Meeting

May 13, 2008, 2:00 p.m. EDT at Prudential’s Corporate Headquarters, 751 Broad Street, Newark, New Jersey Confidential Voting Instructions to Prudential Trust Company, Trustee of the Master Trust for The Prudential Financial, Inc. Common Stock Fund of The Prudential Employee Savings Plan (“PESP”)

By signing on the reverse side or by voting on the Internet or by telephone, the PESP participant directs the Trustee to vote (in person or by proxy) as indicated on the other side of this form. This vote will apply to the number of shares of Prudential Financial, Inc. (PFI) Common Stock deemed to be credited to the participant’s PESP account investment in the PFI Common Stock Fund (the “Fund”) on March 11, 2008, as described in the Trustee’s letter. If the voting instructions do not include a vote on a particular matter, please mark it to abstain, as applicable, or the shares deemed to be credited to this PESP account in the Fund will be voted as recommended by the Board of Directors. The Trustee’s representative will tally all the timely votes for the Trustee to present in person or by proxy at the Prudential Financial, Inc. Annual Meeting of Shareholders on May 13, 2008.

Also, unless the PESP participant opts out by checking the box on the reverse side, the Trustee will apply this voting instruction pro rata (along with the votes of all other eligible individuals in PESP who do not opt out) to all shares of PFI Common Stock held in the Fund for which the Trustee receives no voting instructions. To opt out, please check the box, sign, date and return this Voting Instruction Form by mail only (not on the Internet or by telephone), to be received no later than 11:59 PM on May 7, 2008. For more information, please see the March 26, 2008 letter from the Trustee.

Only the Trustee’s authorized representatives will see these confidential voting instructions.

PLEASE MARK VOTES ON THE REVERSE SIDE OF THIS FORM, THEN SIGN AND DATE IT AND RETURN IT FOR RECEIPT BY MAY 7, 2008.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Voting Instructions

Call toll free 1-800-652-VOTE (8683) (within U.S., Canada, Puerto Rico and U.S. Virgin Islands) any time on a touch tone telephone.

There is NO CHARGE to you for the call.

Follow the instructions provided by the recorded message.

If you have access to the Internet, you can complete the process in a few easy steps: Step 1: Go to www.investorvote.com and follow the instructions.

Step 2: Click the View buttons to see the proxy statement, which contains details of the proposals to be voted on, or to see the annual report. Please note that you can also view the annual report, proxy statement and other proxy materials at

www.investor.prudential.com. Step 3: Follow the instructions on the screen to log in. Step 4: Click the vote button to submit your vote.

Complete and sign the Voting Instruction Form on the reverse side of this document.

Return the form in the enclosed self addressed envelope or send it to Prudential Financial, Inc., c/o Computershare Investor Services, PO

Box 43110, Providence, RI 02940-3110.

If you vote by telephone or the Internet, please DO NOT mail back this Voting Instruction Form. You will not be able to opt out unless you vote by mail. Voting Instructions must be received by 11:59 pm EDT, May 7, 2008.

THANK YOU FOR VOTING